UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2023

TREES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	90-1072649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

215 Union Boulevard, Suite 415 Lakewood, Colorado	80228
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On August 17, 2023, Trees Colorado, LLC, an indirect wholly-owned subsidiary of the Company (“Trees Colorado”), Station 2, LLC, a Colorado limited liability company (“Station 2”), and Timothy Brown (“Brown” and collectively with Station 2, “Assignees”) entered into an Assignment of Assets (“Assignment”), pursuant to which Trees Colorado agreed to transfer and assign to Station 2 and Brown, a State of Colorado and corresponding City and County of Denver retail marijuana store cannabis license and related assets owned by Trees Colorado relating to the licensed cannabis dispensary located at 468 S. Federal Boulevard, Denver, Colorado (collectively, the “Transferred Assets”). Closing of the transaction is subject to approval of the license transfer by the Colorado Marijuana Enforcement Division as well as local regulatory authorities.

In exchange for the transfer to Assignees of the Transferred Assets, Assignees agreed to (i) extinguishment and satisfaction of, and unconditional waiver by each of Station 2 and Brown of any claims in respect of, any and all debt or other obligations of the Company, Trees Colorado, and any of their respective affiliates, directors, officers or agents, pursuant to that certain Asset Purchase Agreement dated October 14, 2022, as amended, by and among the Company, Trees Colorado and Assignees; and (ii) repayment by Brown of certain debts of the Company in respect of a cultivation facility owned by the Company.

Timothy Brown, a current member of the Company’s Board of Directors and its Chief Visionary Officer, is the sole owner of Station 2.

The foregoing description of Assignment does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is annexed hereto as Exhibit 10.1 and is incorporated herein by reference.

Reference is made to the Company’s Form 8-Ks filed on October 19, 2022 and February 3, 2023 for a complete description of the original acquisition by Trees Colorado of the Assigned Assets.

Item 9.01     Financial Statements and Exhibits.

(b)Exhibits.

Exhibit No.	Description

10.1	Assignment of Assets dated August 17, 2023 by and among Trees Colorado, LLC, Station 2, LLC and Timothy Brown.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 23, 2023

TREES CORPORATION

By:	/s/ Adam Hershey
Name:	Adam Hershey
Title:	Interim Chief Executive Officer